UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 23, 2008



                           GULF COAST OIL & GAS, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                            000-32747             98-0128688
         ------                            ---------             ----------
(State or Other Jurisdiction of          (Commission           (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)

                5847 SAN FELIPE, SUITE 1700, HOUSTON, TEXAS     77057
                -------------------------------------------     -----
               (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (713) 589-4620
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS;
             CHANGE IN FISCAL YEAR.


On June 23, 2008, Gulf Coast Oil & Gas, Inc. (the "Company") filed a Certificate of Designation of Series B Preferred Stock with the Nevada Secretary of State (the "Certificate of Designation") designating 10,000,000 of the Company's authorized preferred stock as Series B Preferred Stock. The Certificate of Designation was approved by the Company's Board of Directors on June 5, 2008.

Each share of the Series B Preferred Stock is convertible at the option of the holder thereof into one (1) fully paid and non-assessable share of the Company's common stock at any time following the authorization and reservation of a sufficient number of shares of Company common stock by all requisite action, including action by the Company's Board of Directors and by Company stockholders, to provide for the conversion of all outstanding shares of Series B Preferred Stock into shares of Company common stock.

The shares of Series B Preferred Stock are entitled to vote together with the common stock on all matters submitted to a vote of the holders of the common stock. On all matters as to which shares of common stock or shares of Series B Preferred Stock are entitled to vote or consent (by written consent or otherwise), each share of Series B Preferred will be entitled to 15,000 votes, subject to adjustment as provided in the Certificate of Designation.

In addition to the voting rights provided above, as long as any shares of Series B Preferred Stock are outstanding, the affirmative vote or consent of the holders of two-thirds of the then-outstanding shares of Series B Preferred Stock, voting as a separate class, will be required in order for the Company to:

     (i) amend, alter or repeal, whether by merger, consolidation or otherwise, the terms of the Series B Preferred Stock or any other provision of Company's Charter or Bylaws, in any way that adversely affects any of the powers, designations, preferences and relative, participating, optional and other special rights of the Series B Preferred Stock;

     (ii) issue any shares of capital stock ranking prior or superior to, or on parity with, the Series B Preferred Stock; or

     (iii) subdivide or otherwise change shares of Series B Preferred Stock into a different number of shares whether in a merger, consolidation, combination, recapitalization, reorganization or otherwise.

The Series B Preferred Stock shall be entitled to receive dividends and distributions, at the same time and in the same manner as the common stock. The Series B Preferred Stock ranks on a parity with the common stock as to any distributions upon liquidation, dissolution or winding up, in an amount per share on an as-converted basis.

The foregoing description of the terms of the Series B Preferred Stock is qualified in its entirety by the provisions of the Certificate of Designation filed as Exhibit 3.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS



ITEM 9.01         EXHIBITS



3.1      Certificate of Designation of Series B Preferred Stock






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 27, 2008

                                     GULF COAST OIL & GAS, INC.
                                     (Registrant)


                                     By: /S/ RAHIM RAYANI
                                         ------------------------------------
                                         Rahim Rayani
                                         President and Chief Executive Officer